UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2026 (May 27, 2026)
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OTIS WORLDWIDE CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-39221	83-3789412
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Carrier Place
Farmington, Connecticut 06032
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code
(860) 674-3000
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	OTIS	New York Stock Exchange
0.318% Notes due 2026	OTIS/26	New York Stock Exchange
2.875% Notes due 2027	OTIS/27	New York Stock Exchange
0.934% Notes due 2031	OTIS/31	New York Stock Exchange

Section 5—Corporate Governance and Management
Item 5.07. Submission of Matters to a Vote of Security Holders.

Otis Worldwide Corporation (“Otis” or "Company") held its 2026 Annual Meeting of Shareholders on May 27, 2026. As of March 30, 2026, the record date for the meeting, 385,710,610 shares of Otis common stock were issued and outstanding. A quorum of 345,588,993 shares of common stock was represented at the meeting.

Shareholders voted on the following matters, which are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 17, 2026, and cast their votes as described below:

1)    The following individuals were elected to serve as directors for a term expiring at the 2027 Annual Meeting of Shareholders or upon the election and qualification of their successors. The voting results for each nominee are as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Thomas A. Bartlett	311,046,915	9,810,622	334,798	24,396,658
Jeffrey H. Black	318,253,873	2,603,882	334,580	24,396,658
Jill C. Brannon	319,869,225	766,259	556,851	24,396,658
Nelda J. Connors	310,438,542	10,423,191	330,602	24,396,658
Kathy Hopinkah Hannan	319,143,881	1,710,655	337,799	24,396,658
Christopher J. Kearney	320,204,663	653,030	334,642	24,396,658
Judith F. Marks	306,737,433	12,890,163	1,564,739	24,396,658
Margaret M. V. Preston	318,085,969	2,775,235	331,131	24,396,658
Shelley Stewart, Jr.	311,526,935	9,091,669	573,731	24,396,658
John H. Walker	311,800,135	9,042,045	350,155	24,396,658

2)    A proposal that shareholders approve, on an advisory basis, the compensation of Otis’ named executive officers. The proposal was approved and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
300,604,166	19,385,429	1,202,740	24,396,658

3)    A proposal to appoint PricewaterhouseCoopers LLP, a firm of independent registered public accountants, to serve as Otis’ Independent Auditor for 2026 until the next annual meeting in 2027. The proposal was approved and the voting results are as follows:

Votes For	Votes Against	Abstentions
344,841,469	450,913	296,611

4)    A proposal regarding reporting on political contributions and expenditures. The proposal was not approved and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
145,402,369	173,399,850	2,390,116	24,396,658

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTIS WORLDWIDE CORPORATION
(Registrant)

Date: May 29, 2026	By:	/s/ Susan Grady
Susan Grady
Senior Vice President, Corporate Secretary